Exhibit 99.1
Investor Presentation May 25, 2010 Strategic l Transformative l Accretive UIL Acquisition of SCG, CNG & The Berkshire Gas Company The Southern Connecticut Gas Company Connecticut Natural Gas Corporation The Berkshire Gas Company

Safe Harbor Provision Certain statements contained herein, regarding matters that are not historical facts, are forward-looking statements (as defined in the Private Securities Litigation Reform Act of 1995). These include statements regarding management's intentions, plans, beliefs, expectations or forecasts for the future including, without limitation, UIL's expectations with respect to the benefits, costs and other anticipated financial impacts of the proposed transaction; future financial and operating results of the company; the company's plans, objectives, expectations and intentions with respect to future operations and services; approval of the proposed transaction by governmental regulatory authorities; the availability of financing; the satisfaction of the closing conditions to the proposed transaction; and the timing of the completion of the proposed transaction. Such forward-looking statements are based on the Corporation's expectations and involve risks and uncertainties; consequently, actual results may differ materially from those expressed or implied in the statements. Such risks and uncertainties include, but are not limited to, general economic conditions, legislative and regulatory changes, changes in demand for electricity and other products and services, changes in financial markets, unanticipated weather conditions, changes in accounting principles, policies or guidelines, and other economic, competitive, governmental, and technological factors affecting the operations, timing, markets, products, services and prices of the Corporation's subsidiaries. Examples of such risks and uncertainties specific to the transaction include, but are not limited to: the possibility that the proposed transaction is delayed or does not close, including due to the failure to receive required regulatory approvals, the taking of governmental action (including the passage of legislation) to block the transaction, or the failure of other closing conditions; the possibility that the expected benefits will not be realized, or will not be realized within the expected time period; and the ability to issue equity and debt securities upon terms and conditions UIL believes are appropriate. The foregoing and other factors are discussed and should be reviewed in the Corporation's most recent Annual Report on Form 10-K and other subsequent periodic filings with the Securities and Exchange Commission. Forward-looking statements included herein speak only as of the date hereof and the Corporation undertakes no obligation to revise or update such statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events or circumstances. Reconciliation of Non-GAAP Financial Measures Financial measures highlighted in this presentation may be considered non-GAAP financial measures such as Earnings Before Interest Expense, Income Tax, Depreciation and Amortization ("EBITDA"), Adjusted EBITDA and Adjusted Net Income. Comparable GAAP financial measures and a reconciliation of GAAP financial measures to non-GAAP financial measures are available in the Appendix to this presentation. Notices

Presenters James P. Torgerson President and Chief Executive Officer, UIL Holdings Corporation Richard J. Nicholas Executive Vice President and Chief Financial Officer, UIL Holdings Corporation

Agenda Transaction Overview UIL Overview Target Overview Southern Connecticut Gas Connecticut Natural Gas Berkshire Gas Company Regulatory Overview Combined Business Snapshot Financial Impact Steps to Close Investment Highlights Appendix

Transaction Overview

Transaction Summary Description Acquisition of three regulated gas LDCs owned by Iberdrola with approximately 369,000 customers Southern Connecticut Gas ("SCG") - 176,000 customers Connecticut Natural Gas ("CNG") - 157,000 customers Berkshire Gas Company ("BGC") - 36,000 customers Adjusted EBITDA for 12 months ended 3/31/10 of three gas LDCs of approx. $138 million1 Purchase Price $1,296 million less net debt of approximately $411 million for an expected cash payment at closing of approximately $885 million, subject to post closing adjustments Tax Treatment UIL expects to realize transaction related tax benefits of approximately $135 million on a net present value basis Timing Expected closing in the first quarter of 2011 Approvals Connecticut Department of Public Utility Control (DPUC) Massachusetts Department of Public Utilities (DPU) HSR (Hart-Scott-Rodino) No shareowner vote required Financing Plan Approximately $400 million UIL Holdings unsecured debt Approximately $500 million equity (1) Source: Adjustments based on notes in audited financial statements and estimates from discussions with Iberdrola USA management.

Pro Forma UIL Corporate Structure*


UIL Holdings Corporation
BBB Corporate Credit Rating
Baa3 / BBB Unsecured
The United Illuminating Company (UI)
Baa2 / BBB Unsecured
GenConn Energy LLC 50%
Joint venture between UI & NRG
Peaking generation new build
Southern Connecticut Gas
A3 / A FMB
Baa2 / A- Unsecured
Connecticut Natural Gas
Baa1 / A- Unsecured
Berkshire Gas Company
Baa2 / BBB+ (Issuer / Corporate Rating)
Companies to be Acquired

* *Current credit ratings*

7

Strategic Rationale Transformative transaction nearly doubling the size of UIL's regulated investments Expected enhanced cash flow and earnings per share accretion provide continued support of UIL's dividend Cash flow accretive immediately EPS accretive beginning in the first full year following closing (2012) Consistent with core business - regulated energy delivery UI's electric utility has a proven ability to earn its allowed return in Connecticut Berkshire operating under a constructive rate plan in Massachusetts Scale benefits Acquisition creates a larger, diversified energy delivery company

Strategic Rationale, cont. Asset diversification and growth opportunities Diversifies UIL's revenue mix Diverse peaking seasons help levelize earnings and cash flow Adds gas winter peak to electric summer peak Growth opportunities through efficient expansion of customer gas utilization Cost savings potential 2009 allocated corporate overheads, support costs and shared services totaled approximately $23 million at the gas LDCs Opportunity to realize expected savings of roughly half of the allocated amount, which is expected to contribute to the gas LDCs' ability to earn their allowed return beginning in the first full year following closing

UIL Overview As of 12/31/09 Average Rate Base (UI) of $1,055 million 325,000 electric customers Service Territory: 17 cities & towns Population ~ 736,000 1,066 employees Historic Peak Load = 1,456 MW Approximately 18% of Connecticut's Load Approximately 5% of New England's Load Composite achieved ROE of approximately 10.2% Distribution Allowed 8.75%* // Actual 8.89% Transmission Composite Allowed & Actual 12.52% Virtually 100% regulated electric transmission and distribution company serving Southwest Connecticut for over 100 years. * 2009 prorated allowed of 8.84%

As of 12/31/09 Average Rate Base of $438 million 176,000 gas customers Service Territory: 22 cities & towns 324 employees 133,000 miles of pipeline Gas storage Access to ~ 10.5 Bcf of underground storage LNG Long-term lease providing 1.2 Bcf of capacity 2009 rate case allowed ROE of 9.26%* 1% increase in ROE requires approx. $4.0 million pre-tax savings Southern Connecticut Gas Overview Regulated gas distribution company serving Southern Connecticut. * Includes 10 basis point penalty reduction

Connecticut Natural Gas Overview As of 12/31/09 Average Rate Base of $351 million 157,000 gas customers Service Territory: 21 cities & towns 341 employees 125,000 miles of pipeline Gas Storage Access to ~ 10.6 Bcf of underground storage Owns 1 LNG facility providing 1.2 Bcf of capacity 2009 rate case allowed ROE of 9.31%* 1% increase in ROE requires approx. $3.4 million pre-tax savings Regulated gas distribution company serving Connecticut. * Includes 10 basis point penalty reduction

Berkshire Gas Overview As of 12/31/09 Average Rate Base of $64 million 36,000 gas customers Service Territory: 20 cities & towns 127 employees 738 miles of mains Gas storage Access to ~ 1.1 Bcf of underground storage Owns 1 LNG facility providing 30,000 Mcf of capacity Operates under a constructive regulation plan Allowed ROE of 10.50% Regulated gas distribution company serving Northwest Massachusetts.

Regulatory Overview UIL Holdings Distribution currently operating under 2 year rate plan with full revenue decoupling pilot expiring on 2/3/11 Transmission trued up on an annual basis to allowed composite ROE based on FERC approved formula rate Southern Connecticut Gas 2009 Rate Case decision is under appeal and has been stayed pending determination of the appeal Currently operating under old rates with embedded overearnings surcredit - new rates per rate case virtually the same as old rates currently in place Connecticut Natural Gas 2009 Rate Case decision is under appeal and has been stayed pending determination of the appeal Currently operating under old rates with embedded overearnings surcredit - new rates per rate case virtually the same as old rates currently in place Berkshire Gas 10 year constructive regulation plan with annual escalation and other adjustments expiring 1/31/12

Combined Business Snapshot Combined Service Territory 2009 UIL Holdings Contribution Gas Companies Contribution Adjusted EBITDA(1) $349 Million 63% 37% Adjusted Net Income(1) $93 Million 59% 41% Avg Rate Base $1,909 Million 55% 45% Electric Customers 325,000 100% 0% Gas Customers 369,000 0% 100% Regulated States CT, MA CT CT, MA Combined Statistics Combined dollar amounts may not add due to rounding. Note: (1) UIL and Berkshire Gas amounts are unadjusted.

Financial Impact $1,296 million purchase price less net debt of $411 million for an expected cash payment at closing of approximately $885 million, subject to post closing adjustments UIL expects to realize transaction related tax benefits of approximately $135 million on a net present value basis Expected enhanced cash flow and earnings per share accretion provide continued support of UIL's dividend Cash flow accretive immediately EPS accretive beginning in the first full year following closing (2012) Maintenance of investment grade credit ratings is an important objective Acquisition expected to be financed with the issuance of approximately $400 million of Holding Company long-term debt and $500 million of new equity Cost savings potential 2009 allocated corporate overheads, support costs and shared services totaled approximately $23 million at the gas LDCs Opportunity to realize expected savings of roughly half of the allocated amount, which is expected to contribute to the gas LDCs' ability to earn their allowed return beginning in the first full year following closing Improved risk profile Diversification of assets and regulatory jurisdiction

Steps to Close No shareowner vote required Required regulatory approvals Connecticut Department of Public Utility Control (DPUC) Massachusetts Department of Public Utilities (DPU) HSR (Hart-Scott-Rodino) Execute Financing Plan Transaction expected to close in the first quarter of 2011

Investment Highlights Regulation Well understood regulatory environment in Connecticut Growth Opportunities Earnings growth opportunities in core electric and gas businesses Electric Transmission 2009 composite return on equity of 12.52% Attractive Dividend Enhanced cash flow and expected earnings per share accretion provide continued support of UIL's dividend Conservative Financial Strategy Maintenance of investment grade credit ratings is an important objective Attractive Electric and Gas Utility Proven ability to earn allowed electric return

Strategic l Transformative l Accretive Q&A UIL Acquisition of SCG, CNG & Berkshire Gas Company

Appendix - Net Income to EBITDA Reconciliation Amounts may not add due to rounding. Source: SEC filings and audited financial statements. (1) Last twelve months ended 03/31/2010. Quarterly data is unaudited.

Appendix - Net Income to Adjusted EBITDA Reconciliation Amounts may not add due to rounding. Source: Adjustments based on notes in audited financial statements and estimates from discussions with Iberdrola USA management. (1) Last twelve months ended 03/31/2010. Quarterly data is unaudited.

Appendix - Adjusted Net Income Reconciliation Amounts may not add due to rounding. Source: Adjustments based on notes in audited financial statements and estimates from discussions with Iberdrola USA management. (1) Last twelve months ended 03/31/2010. Quarterly data is unaudited.